EXHIBIT 10.1

                             OFFICE LEASE AGREEMENT


                          FLATIRON BOULDER OFFICE, INC.

                                TABLE OF CONTENTS


ARTICLE 1.  SUMMARY AND DEFINITION OF CERTAIN LEASE PROVISIONS AND
            EXHIBITS...........................................................1

ARTICLE 2.  PREMISES/RIGHT TO USE COMMON AREAS.................................2

ARTICLE 3.  TERM...............................................................3

ARTICLE 4.  MINIMUM MONTHLY RENT...............................................3

ARTICLE 5.  ADDITIONAL RENT....................................................3

ARTICLE 6.  PARKING............................................................4

ARTICLE 7.  RENT TAX AND PERSONAL PROPERTY TAXES...............................4

ARTICLE 8.  PAYMENT OF RENT/LATE CHARGES/INTEREST ON PAST-DUE OBLIGATIONS......4

ARTICLE 9.  SECURITY DEPOSIT...................................................4

ARTICLE 10.  CONSTRUCTION OF THE PREMISES......................................4

ARTICLE 11.  ALTERATIONS.......................................................4

ARTICLE 12.  PERSONAL PROPERTY/SURRENDER OF PREMISES...........................5

ARTICLE 13.  LIENS.............................................................5

ARTICLE 14.  USE OF PREMISES/RULES AND REGULATIONS.............................5

ARTICLE 15.  RIGHTS RESERVED BY LANDLORD.......................................5

ARTICLE 16.  QUIET ENJOYMENT...................................................6

ARTICLE 17.  MAINTENANCE AND REPAIR............................................6

ARTICLE 18.  UTILITIES AND JANITORIAL SERVICES.................................6

ARTICLE 19.  ENTRY AND INSPECTION..............................................7

ARTICLE 20.  ACCEPTANCE OF THE PREMISES/LIABILITY INSURANCE....................7

ARTICLE 21.  CASUALTY INSURANCE................................................7

ARTICLE 22.  DAMAGE AND DESTRUCTION OF PREMISES................................7

ARTICLE 23.  EMINENT DOMAIN....................................................8

ARTICLE 24.  ASSIGNMENT AND SUBLETTING.........................................8

ARTICLE 25.  SALE OF PREMISES BY LANDLORD......................................9

ARTICLE 26.  SUBORDINATION/ATTORNMENT/MODIFICATION/ASSIGNMENT..................9

ARTICLE 27.  LANDLORD'S DEFAULT AND RIGHT TO CURE.............................10

ARTICLE 28.  ESTOPPEL CERTIFICATES............................................10

ARTICLE 29.  TENANT'S DEFAULT AND LANDLORD'S REMEDIES.........................10

ARTICLE 30.  TENANT'S RECOURSE................................................12

ARTICLE 31.  HOLDING OVER.....................................................12

ARTICLE 32.  GENERAL PROVISIONS...............................................12

ARTICLE 33.  NOTICES..........................................................13

ARTICLE 34.  BROKER'S COMMISSIONS.............................................13

ARTICLE 35.  INDEMNIFICATION/WAIVER OF SUBROGATION............................13

ARTICLE 36.  WAIVER OF TRIAL BY JURY..........................................14

ARTICLE 37.  USA PATRIOT ACT AND ANTI-TERRORISM LAWS..........................14

EXHIBITS:
(A)......PREMISES
(B)......RULES AND REGULATIONS
(C)......PARKING RULES AND REGULATIONS
(D)......TENANT IMPROVEMENTS
(E)......CONFIRMATION OF COMMENCEMENT DATE
(F)......RENEWAL OPTION
(G)......RIGHT OF FIRST OFFER


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                             OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT, dated August 31, 2005 is made and entered into by FLATIRON BOULDER OFFICE, INC., a Texas corporation (the "LANDLORD") and PATRON SYSTEMS, INCORPORATED, a Delaware corporation (the "TENANT"). In consideration of the mutual promises and representations set forth in this Lease, Landlord and Tenant agree as follows:

ARTICLE 1.  SUMMARY AND DEFINITION OF CERTAIN LEASE PROVISIONS AND EXHIBITS

1.1 The following terms and provisions of this Lease, as modified by other terms and provisions hereof, are included in this SECTION 1.1 for summary and definitional purposes only. If there is any conflict or inconsistency between any term or provision in this SECTION 1.1 and any other term or provision of this Lease, the other term or provision of this Lease shall control:

         (a)      LANDLORD:

                  Flatiron Boulder Office, Inc., a Texas corporation

         (b)      ADDRESS OF LANDLORD FOR NOTICES:

                  Trammell Crow Company
                  8390 East Crescent Parkway, Suite 300
                  Greenwood Village, Colorado 80111
                  Attn:  Property Manager

                  With a copy to:

                  Invesco Real Estate
                  500 Three Galleria Tower
                  13155 Noel Road
                  Dallas, Texas 75240
                  Attn.:  Asset Manager

         (c)      TENANT:

                  Patron Systems, Incorporated, a Delaware corporation
                  __________________________________
                  __________________________________

         (d)      ADDRESS OF TENANT FOR NOTICES: (Include Main/Hdq. Address)

                  AT THE PREMISES___________________
                  __________________________________
                  __________________________________
                  Attn: ____________________________

         (e) LEASE TERM OR TERM: Fifty-Four (54) months, plus the remainder of any partial calendar month in which the Lease Term
                  commences,   commencing   on  the   earliest   of  (such  date
                  hereinafter referred to as the "Commencement Date"): (a) the date on which Tenant occupies any portion of the Premises and begins conducting business therein; (b) the date on which the Work (as defined in EXHIBIT D hereto) in the Premises is Substantially Completed (as defined in EXHIBIT D hereto); or
                  (c) the date on which the Work in the Premises would have been Substantially Completed but for the occurrence of any Tenant Delay Days (as defined in EXHIBIT D hereto).

         (f)      BUILDING:   The  office  building  located  at  5775  Flatiron
                  Parkway, Boulder, Colorado 80301 (the "BUILDING").

         (g) PREMISES: Suite 230 on the Second (2nd) floor of the Building, as shown on EXHIBIT A, consisting of approximately 4,876 Rentable Square Feet.

         (h)      MINIMUM MONTHLY RENT:

                  LEASE MONTH      RENTABLE SQUARE FOOT     MINIMUM MONTHLY RENT

                  1 - 6                   $ 0.00                 $    0.00
                  7 - 54                  $10.00                 $4,063.33

                  plus applicable Rent Tax. As used herein, the term "LEASE MONTH" shall mean each calendar month during the Term. Notwithstanding anything to the contrary herein, if the Commencement Date does not occur on the first (1st) day of a calendar month, the period from the Commencement


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                  Date to the day that is six (6) months  from the  Commencement
                  Date shall constitute Tenant's free Rent period and the next calendar day (irrespective of whether or not such day is the first (1st) day of a calendar month) shall constitute the beginning of the seventh (7th) Lease Month and Tenant's obligation to pay all Rent (including Minimum Monthly Rent) as provided above shall begin and the termination of the Seventh
                  (7th) Lease month shall end as of the end of the last calendar date of such seventh (7th) Lease Month.

         (i) SECURITY DEPOSIT: A Security Deposit of $19,995.00 is required and shall be deposited with Landlord at the time the Lease is signed by Tenant.

         (j) PARKING: Twenty (20) surface unreserved spaces at no extra charge during the initial Term (plus applicable Rental Taxes).

         (k) BUILDING HOURS: 7:00 a.m. to 6:00 p.m. on Business Days and 8:00 am. to 1:00 p.m. on Saturdays, exclusive of Holidays. Closed Sundays and all legal holidays. "BUSINESS DAY" shall mean Monday through Friday of each week, exclusive of holidays.

1.2 The following exhibits (the "EXHIBITS") and addenda are attached hereto and incorporated herein by this reference:

         EXHIBIT A         Premises
         ---------
         EXHIBIT B         Rules and Regulations
         ---------
         EXHIBIT C         Parking Rules and Regulations
         ---------
         EXHIBIT D         Tenant Improvements
         ---------
         EXHIBIT E         Confirmation of Commencement Date
         ---------
         EXHIBIT F         Renewal Option
         ---------
         EXHIBIT G         Right of First Offer
         ---------
         EXHIBIT H         Landlord's Waiver
         ---------

         The Office Lease Agreement and the Exhibits are collectively referred to herein as the "LEASE."

ARTICLE 2.  PREMISES/RIGHT TO USE COMMON AREAS

2.1 Landlord leases to Tenant and Tenant leases from Landlord the Premises, for and subject to the terms and provisions set forth in this Lease. This Lease is subject to all liens, encumbrances, parking and access easements, restrictions, covenants, and all other matters of record, the Rules and Regulations described in ARTICLE 14 and the Parking Rules and Regulations described in ARTICLE 6. Tenant and Tenant's agents, contractors, customers, directors, employees, invitees, officers, and patrons (collectively, the "TENANT'S PERMITTEES") have a non-exclusive privilege and license, during the Lease Term, to use the non-restricted Common Areas in common with all other authorized users thereof.

2.2 For purposes of this Lease, the following terms have the definitions set forth below:

         (a) "AUTOMOBILE PARKING AREAS" means all areas designated for automobile parking upon the land in the Project. Automobile Parking Areas are Common Areas, but certain parking areas are restricted. (See Parking Rules & Regulations).

         (b) "COMMON AREAS" means those areas within the Building and Land not leased to any tenant and which are intended by Landlord to be available for the use, benefit, and enjoyment of all occupants of the Building.

         (c) "INTERIOR COMMON FACILITIES" means lobbies, corridors, hallways, elevator foyers, restrooms, mail rooms, mechanical and electrical rooms, janitor closets, and other similar facilities used by tenants or for the benefit of tenants on a non-exclusive basis. Access to certain Interior Common Facilities is restricted.

         (d) "PROJECT" means the Building and the parcel(s) of land containing said Building.

         (e) "RENTABLE SQUARE FOOTAGE" means (1) with respect to the Building, the sum of the total area of all floors in the Building (including Interior Common Facilities but excluding stairs, elevator shafts, vertical shafts, parking areas and exterior balconies), computed by measuring to the exterior surface of permanent outside walls; and (2) with respect to the Premises, the area of the Premises (or other space occupiable by tenants as the case may be) computed by measuring to the exterior surface of permanent outside walls, to the midpoint of corridor and demising walls and to the Tenant side of permanent interior walls and Interior Common Facilities walls (other than corridor walls).

         (f) "TENANT'S PROPORTIONATE SHARE" 5.093%, which is the percentage obtained by dividing (a) the number of Rentable Square Feet in the Premises as stated above by (b) the Rentable Square Feet in the Building at the time a respective charge was incurred, which at the time of execution of this Lease is 95,744 Rentable Square Feet. Landlord and Tenant stipulate that the number of Rentable


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                  Square  Feet in the  Premises  and in the  Building  set forth above is conclusive as to the square footage in existence on the date of this Lease and shall be binding upon them.

ARTICLE 3.  TERM

The term of this  Lease  and the  Commencement  Date  shall be as  specified  in
SECTION 1.1. Landlord shall provide the Premises per the attached space plan (EXHIBIT "A") on or before the Commencement Date. Landlord and Tenant presently anticipate that possession of the Premises will be tendered to Tenant in the condition required by this Lease on or about July 27, 2005 (the "ESTIMATED DELIVERY DATE"). If there are delays, which delays are not caused by Tenant, and the Premises are not substantially complete enough that Tenant can reasonably take occupancy of the Premises on or before the Estimated Delivery Date, Landlord shall not be deemed in default of the Lease, Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant, and the parties agree to amend the Commencement Date and Rent (as defined herein) schedule, accordingly. Subject to force majeure and Tenant Delay Days, if the Premises are not substantially complete enough that Tenant can reasonably take occupancy of them within 90 days after the scheduled Commencement Date, Tenant's sole remedies shall be to either enter into a mutually acceptable revision of the appropriate terms of the Lease with Landlord, or to cancel the Lease with ten (10) days written notice to Landlord. Notwithstanding the foregoing, if said delays are caused by Tenant, then the Lease, and all of the obligations therein, shall commence on the Commencement Date. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Prior to occupying the Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of EXHIBIT E hereto confirming: (1) the Commencement Date (as defined in the Basic Lease Information) and the expiration date of the initial Term (as defined in the Basic Lease Information); (2) that Tenant has accepted the Premises; and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter); however, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease. Tenant's failure to execute such document within ten (10) days of receipt thereof from Landlord shall be a default by Tenant under this Lease and shall be deemed Tenant's agreement to the contents of such document. Occupancy of the Premises by Tenant prior to the Commencement Date ("EARLY OCCUPANCY") shall be subject to all of the provisions of this Lease, including the payment of Minimum Monthly Rent prorated on a per diem basis for each day of Early Occupancy.

ARTICLE 4.  MINIMUM MONTHLY RENT

Tenant shall pay to Landlord, without deduction, setoff, prior notice, or demand, the Minimum Monthly Rent, payable in advance on the first day of each calendar month during the Lease Term. The obligations of Tenant to pay Minimum Monthly Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. The Seventh (7th) monthly installment of Minimum Monthly Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Minimum Monthly Rent shall be payable on the first (1st) day of each month beginning on the first (1st) day of the eighth (8th) full calendar month of the Term. If the Lease Term commences on a date other than the first day of a calendar month, the Minimum Monthly Rent for that month shall be prorated on a per diem basis and be paid to Landlord on or before the Commencement Date.

ARTICLE 5.  ADDITIONAL RENT

Tenant shall pay to Landlord as additional rent each year Tenant's Proportionate Share of Operating Costs during each Operating Year of the Lease Term
("OPERATING COST RENT"). Landlord may make a good faith estimate of the Operating Cost Rent to be due by Tenant for any Operating year or part thereof during the Lease Term. During each Operating Year or partial Operating Year of the Lease Term, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Minimum Monthly Rent, an amount equal to the estimated Operating Cost Rent for such Operating Year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Operating Cost Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Operating Cost Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the Operating Year in question, Tenant shall have paid all of the Operating Cost Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each Operating Year. In the event the Building is not fully occupied during any
Operating Year, an adjustment shall be made by Landlord in calculating the Operating Costs for such Operating Year so that the Operating Costs shall be adjusted to the amount that would have been incurred had the Building been occupied to the extent of 95% during such Operating Year. By May 1 of each Operating Year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, adjusted as provided above (the "Operating Costs Statement"). If Tenant's payments of estimated Operating Cost Rent for the year covered by the Operating Costs Statement exceed Tenant's Proportionate Share of such items as indicated in the Operating Costs Statement, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant's estimated payments of Operating Costs for such year are less than Tenant's share of such items as indicated in the Operating Costs Statement, then Tenant shall promptly pay Landlord such deficiency, notwithstanding that the Term has expired and Tenant has vacated the Premises. For purposes of this Lease (a) "OPERATING COSTS" means and includes all costs of management, maintenance, and operation of the Project, including but not limited to the costs of cleaning, repairs, utilities, air conditioning, heating, plumbing, elevator, parking, landscaping, insurance, property taxes and special assessments, and all other costs which can properly be considered operating expenses but excluding costs of property additions, alterations for tenants, leasing commissions, advertising, depreciation, interest, income taxes and administrative costs not specifically incurred in the management, maintenance and operation of the Project; and (b) "OPERATING YEAR" means a year beginning January 1 and ending December 31. Tenants with leases expiring or


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terminating  prior to the end of the  Operating  Year shall be  responsible  for their  portion of  Operating  Costs based on  Landlord's  estimate of  Operating
Costs.

ARTICLE 6.  PARKING

Nothing contained herein shall be deemed to create liability upon Landlord for any damage to motor vehicles of Tenant's Permittees, or from loss of property from within such motor vehicles while parked in the Automobile Parking Areas. Landlord has the right to establish and to enforce against all users of the Automobile Parking Areas, reasonable rules and regulations (the "PARKING RULES AND REGULATIONS"). Landlord shall assign and identify Reserved Parking Spaces. Landlord will not police nor be responsible for any vehicle parked in Tenant's reserved parking space.

ARTICLE 7.  RENT TAX AND PERSONAL PROPERTY TAXES

Tenant shall pay to Landlord, in addition to, and simultaneously with, any other amounts payable to Landlord under this Lease, a sum equal to the aggregate of any municipal, county, state, or federal excise, sales, use, or transaction privilege taxes now or hereafter legally levied or imposed against, or on account of, any amounts payable under this Lease by Tenant or the receipt thereof by Landlord (collectively, "RENT TAX"). Tenant shall pay, prior to delinquency, all taxes levied upon fixtures, furnishings, equipment, and personal property placed on the Premises by Tenant.

ARTICLE 8.  PAYMENT OF RENT/LATE CHARGES/INTEREST ON PAST-DUE OBLIGATIONS

Tenant shall pay the rent and all other charges specified in this Lease to Landlord at the address set forth on SECTION 1.1 of this Lease, or to another person and at another address as Landlord from time to time designates in writing. All monetary obligations of Tenant, including Minimum Monthly Rent, additional rent, or other charges payable by Tenant to Landlord under the terms of this Lease shall be deemed "RENT", and any Rent not received within ten (10) days after the due date (the "DELINQUENCY DATE") thereof shall automatically (and without notice) incur a late charge of five percent (5%) of the delinquent amount. Except as otherwise provided herein, any Rent due to Landlord not paid when due shall bear interest, from the date due, at the maximum rate then allowable by law or judgments. Payment of such interest shall in no way excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant.

ARTICLE 9.  SECURITY DEPOSIT

Tenant shall, upon execution of this Lease, deposit with Landlord the Security Deposit, as security for the performance of terms and provisions of this Lease by Tenant, which shall be returned to Tenant within the time period required by law if it has discharged its obligations to Landlord in full. Notwithstanding the foregoing, provided no Event of Default has occurred within the prior twelve
(12) calendar months of the Term, Landlord agrees to return $6,665.00 of the Security Deposit to Tenant: (a) on the first (1st) anniversary of the Commencement Date; and (b) on the second (2nd) anniversary of the Commencement Date. The Security Deposit shall not be used to pay the last month's lease payment. Unless required otherwise by applicable law, the Security Deposit may be commingled with other funds, and no interest shall be paid thereon.

ARTICLE 10.  CONSTRUCTION OF THE PREMISES

Except as otherwise set forth on EXHIBIT D, if any, attached hereto, Landlord shall construct Tenant's leasehold improvements in accordance with plans and specifications prepared by Landlord's architect. Prior to the Commencement Date, any work performed by Tenant or any fixtures or personal property moved onto the Premises shall be at Tenant's own risk, Tenant's entry onto the Premises shall be subject to all provisions of the Lease (other than the payment of Minimum Monthly Rent and additional rent) and neither Landlord nor Landlord's agents or contractors shall be responsible to Tenant for damage or destruction of Tenant's property.

ARTICLE 11.  ALTERATIONS

After completion of Landlord's construction obligations under ARTICLE 10, Tenant shall not make or cause to be made any further additions, alterations, improvements, Utility Installations or repairs in, on or about the Premises, the Building or the Project without the prior written consent of Landlord. As used in this Article, the term "UTILITY INSTALLATION" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Landlord may require the removal of any and all of said additions, alterations, improvements or Utility Installations, and the restoration of the Premises, Building and Project to their prior condition, at Tenant's expense. Should Landlord permit Tenant to make its own additions, alterations, improvements or Utility Installations, Tenant may only use such contractor as has been expressly approved by Landlord, and Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any additions, alterations, improvements or Utility Installations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the Lease Term, require that Tenant remove any part or all of the same. All additions, alterations, improvements and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made to the Premises by Tenant, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and


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workmanlike manner and of good and sufficient quality and materials and shall be the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease Term, unless Landlord requires their removal as described above. Provided Tenant is not in default, notwithstanding the provisions of this Article, Tenant's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or Building or Project, and other than Utility Installations, shall remain the property of Tenant and may be removed by Tenant as provided herein. Tenant shall provide Landlord with as-built plans and
specifications   for  any  additions,   alterations,   improvements  or  Utility
Installations.

ARTICLE 12.  PERSONAL PROPERTY/SURRENDER OF PREMISES

All personal property located in the Premises shall remain the property of Tenant and may be removed by Tenant not later than the Expiration Date or the earlier termination of the Lease Term. Tenant shall promptly repair, at its own expense, any damage resulting from such removal. All cabinetry, built-in appliances, wall coverings, floor coverings, window coverings, electrical fixtures, plumbing fixtures, conduits, lighting, and other special fixtures that may be placed upon, installed in, or attached to the Premises by Tenant shall, at the termination of this Lease be the property of Landlord unless Landlord requires its removal as set forth in ARTICLE 11. At the Expiration Date or upon the earlier termination of the Lease Term, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and shall deliver all keys to Landlord.

ARTICLE 13.  LIENS

Tenant shall keep the Premises, Building, and the Project free from any liens arising out of work performed, material furnished, or obligations incurred due to the actions of Tenant or Tenant's Permittees or the failure of Tenant to comply with any law. In the event any such lien does attach against the Premises, Building, or Project, and Tenant does not discharge the lien or post bond (which under law would prevent foreclosure or execution under the lien) within ten (10) days after demand by Landlord, such event shall be a default by Tenant under this Lease and, in addition to Landlord's other rights and remedies, Landlord may take any action necessary to discharge the lien at Tenant's expense.

ARTICLE 14.  USE OF PREMISES/RULES AND REGULATIONS

14.1 Without the prior approval of Landlord, Tenant shall not use the Premises for any use other than for general business office purposes (the "PERMITTED USE") and Tenant agrees that it will use the Premises in such manner as to not interfere with or infringe on the rights of other tenants in the Building or Project. Tenant agrees to comply with all applicable laws, ordinances and regulations in connection with its use of the Premises, agrees to keep the Premises in a clean and sanitary condition, and agrees not to perform any act in the Building which would increase any insurance premiums related to the Building or Project or would cause the cancellation of any insurance policies related to the Building or Project. Tenant shall not use, generate, manufacture, store, or dispose of, in, under, or about the Premises, the Building, the or the Project or transport to or from the Premises, the Building, the or the Project, any Hazardous Materials. For purposes of this Lease, "HAZARDOUS MATERIALS" includes, but is not limited to:
         (i) flammable, explosive, or radioactive materials, hazardous wastes, toxic substances, or related materials; (ii) all substances defined as "hazardous substances," "hazardous materials," "toxic substances," or "hazardous chemical substances or mixtures" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et seq., as amended by Superfund
         Amendments and Re-authorization Act of 1986; the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1901, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq.; (iii) those substances listed in the United States Department of Transportation Table (49 CFR 172.10 and amendments thereto) or by the Environmental Protection Agency (or any successor agent) as hazardous substances (40 CFR Part 302 and amendments thereto); (iv) any material, waste, or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyl's, (D) designated as a "hazardous substance" pursuant to ss. 311 of the Clean Water Act, 33 U.S.C. S 1251 et seq. (33 U.S.C. ss.
         1321) or listed  pursuant to the Clean Water Act (33 U.S.C.  ss. 1317);
         (E) flammable explosives; or (F) radioactive materials; and (v) all substances defined as "hazardous wastes" in the statutes of the state in which the Premises are located.

14.2 Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.

ARTICLE 15.  RIGHTS RESERVED BY LANDLORD

In addition to all other rights, Landlord has the following rights, exercisable without notice to Tenant and without effecting an eviction, constructive or actual, and without giving right to any claim for set off or abatement of rent:
(a) to decorate and to make repairs, alterations, additions, changes, or improvements in and about the Building during Building Hours (b) to approve the weight, size, and location of heavy objects in and about the Premises and the Building, and to require all such items to be moved into and out of the Building and Premises in such manner as Landlord shall direct in writing; (c) to prohibit the placing of vending machines in or about the Premises without the prior written consent of Landlord; (d) to take all such reasonable measures for the security of the Building and its occupants (provided that Landlord shall have no obligation to provide any such security unless required by law);

(e) to relocate the Premises to another location of substantially equivalent size and location in the Building provided such relocation does not increase the Minimum Monthly Rent or other costs payable by Tenant under this Lease. If Landlord elects to move Tenant, the suite into which Tenant is re-located shall have substantially similar leasehold improvements as were in the original Premises and Landlord will pay Tenant's reasonable costs of moving to the new location, including incidental costs such as reprinting existing stock of stationery and new Signage, but Landlord will have no other liability to Tenant with respect to relocation and (f) to temporarily block off parking spaces for maintenance or construction purposes.

ARTICLE 16.  QUIET ENJOYMENT

Landlord agrees that, provided a default by Tenant has not occurred, Landlord will do nothing that will prevent Tenant from quietly enjoying and occupying the Premises during the Lease Term. Tenant agrees this Lease is subordinate to the Rules and Regulations described in ARTICLE 14, and the Parking Rules and Regulations described in ARTICLE 6.

ARTICLE 17.  MAINTENANCE AND REPAIR

17.1 Landlord shall, subject to reimbursement for Operating Costs, keep and maintain in good repair and working order, subject to reasonable wear and tear: (1) structural elements of the Building; (2) standard mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building generally, together with air filters provided by Landlord for the HVAC serving the Premises, if any and standard light fixtures provided by Landlord to the Premises, if any;
         (3) Common Areas; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building, reasonable wear and tear excepted. Tenant waives all rights to make repairs at the expense of Landlord. If Landlord would be required to perform any maintenance or make any repairs because of: (a) modifications to the roof, walls, foundation, and floor of the Building from that set forth in Landlord's plans and specifications which are required by Tenant's design for improvements, alterations and additions; (b) installation of Tenant's improvements, fixtures, or equipment; (c) a negligent or wrongful act of Tenant or Tenant's Permittees; or, (d) Tenant's failure to perform any of Tenant's obligations under this Lease, Landlord may perform the maintenance or repairs and Tenant shall pay Landlord the cost thereof.

17.2 Tenant agrees to: (a) pay Landlord's cost of maintenance and repair, including additional janitorial costs of any non-building standard improvements and non-building standard materials and finishes as additional rent hereunder; (b) repair or replace all ceiling and wall finishes (including painting) and floor or window coverings which require repair or replacement during the Lease Term, at Tenant's sole cost; and (c) at Tenant's sole cost, maintain and repair interior partitions; doors; electronic, phone and data cabling and related equipment that is installed by or for the benefit of Tenant and located in the Premises or other portions of the Building or Project; supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, dishwashers, ice machines and similar facilities serving Tenant exclusively; phone rooms used exclusively by Tenant; alterations performed by contractors retained by or on behalf of Tenant; and all of Tenant's furnishings, trade fixtures, equipment and inventory. It is generally understood that mold spores are present essentially everywhere and that mold can grow in most any moist location. Emphasis is properly placed on prevention of moisture and on good housekeeping and ventilation practices. Tenant acknowledges the necessity of housekeeping, ventilation, and moisture control (especially in kitchens, janitor's closets, bathrooms, break rooms and around outside walls) for mold prevention. In signing this Lease, Tenant has first inspected the Premises and certifies that it has not observed mold, mildew or moisture within the Premises. Tenant agrees to immediately notify Landlord if it observes mold/mildew and/or moisture conditions (from any source, including leaks), and allow Landlord to evaluate and make recommendations and/or take appropriate corrective action. Tenant relieves Landlord from any liability for any bodily injury or damages to property caused by or associated with moisture or the growth of or occurrence of mold or mildew on the Premises. In addition, execution of this Lease constitutes acknowledgement by Tenant that control of moisture and mold prevention are integral to its Lease obligations.

17.3 Notwithstanding anything in this Lease to the contrary, to the extent the terms and provisions of ARTICLE 22 conflict with, or are inconsistent with, the terms and provisions of this ARTICLE 17, the terms and provisions of ARTICLE 22 shall control. Tenant shall take all reasonable precautions to insure that the Premises are not subjected to excessive wear and tear, i.e. chair pads should be utilized by Tenant to protect carpeting. Tenant shall be responsible for touch-up painting in the Premises throughout the Lease Term.

ARTICLE 18.  UTILITIES AND JANITORIAL SERVICES

Landlord agrees to furnish to the Premises during normal Building Hours as defined in SECTION 1.1, and subject to the Rules and Regulations, electricity suitable for general office use of the Premises, heat and air conditioning required in Landlord's judgment for normal use and occupation of the Premises, and during such hours as determined by Landlord, janitorial services for the Premises and Common Areas. Landlord further agrees to furnish hot and cold water to those areas provided for general use of all tenants in the Building. Landlord will use diligent efforts to provide continuous elevator service for the Building. If Tenant shall require electric current, water, heating, cooling, or air outside of normal Building Hours which will result in excess consumption of such utilities or services, Tenant shall first obtain the written consent of Landlord to the use thereof. If, in Landlord's reasonable discretion, Tenant consumes any utilities or services in excess of the normal consumption of such utilities and services for general office use, Tenant agrees to pay Landlord for the cost of such excess consumption of utilities or services as additional rent, upon receipt of a statement of such costs from Landlord, at the same time as payment of the Minimum Monthly Rent is made. Landlord shall have the right to install separate electrical meters, at Landlord's expense, to measure excess consumption or establish another basis for determining the amount of excess consumption of electrical current. Further, Landlord shall have the right to install electronic HVAC over-time hour meters for Tenant's convenience. These meters shall be used, in part, by Landlord to determine Tenant's excess HVAC consumption for purposes of billing Tenant for such excess charges. If Tenant desires HVAC at a time other than Building Hours: (i) Tenant shall give Landlord such prior notice as Landlord shall from time to time establish as appropriate of Tenant's desired use; (ii) Landlord shall supply such after-hours HVAC to Tenant at such hourly costs to Tenant as Landlord shall from time to time establish; and (iii) Tenant shall pay such cost as additional rent within ten (10) days after billing. Landlord shall not be liable for damages nor shall rent or other charges abate in the event of any failure or interruption of any utility or service supplied to the Premises, Building or Project by a regulated utility or municipality, or any failure of a Building system supplying any such service to the Premises (provided Landlord uses diligent efforts to repair or restore the same) and no such failure or interruption shall entitle Tenant to abate rent or terminate this Lease.

ARTICLE 19.  ENTRY AND INSPECTION

Landlord shall have the right to enter into the Premises at reasonable times for the purpose of inspecting the Premises and reserves the right, during the last three months of the term of the Lease, to show the Premises at reasonable times to prospective tenants. Landlord shall be permitted to take any action under this Article without causing any abatement of rent or liability to Tenant for any loss of occupation or quiet enjoyment of the Premises, nor shall such action by Landlord be deemed an actual or constructive eviction.

ARTICLE 20.  ACCEPTANCE OF THE PREMISES/LIABILITY INSURANCE

20.1 All personal property and fixtures belonging to Tenant shall be placed and remain on the Premises at Tenant's sole risk. Upon taking possession of the Premises and thereafter during the Lease Term, the Tenant shall, at Tenant's sole cost and expense, maintain insurance coverage with limits not less than the following: (a) Worker's Compensation Insurance, minimum limit as defined by applicable laws;
         (b) Employer's Liability Insurance, minimum limit $1,000,000; (c) Commercial General Liability Insurance, Bodily Injury/Property, Damage Insurance (including the following coverages:

         Premises/Operations, Independent Contractors, Broad Form Contractual in support of the indemnification obligations of Tenant under this Lease, and Bodily and Personal Injury Liability), minimum combined single limit $1,000,000; and (d) Automobile Liability Insurance, minimum limit $1,000,000. All such policies shall include a waiver of subrogation in favor of Landlord and shall name Landlord and such other party or parties as Landlord may require as additional insureds. Tenant's insurance shall be primary, with any insurance maintained by Landlord to be considered excess. Tenant's insurance shall be maintained with an insurance company qualified to do business in the state in which the Premises are located and having a current A.M. Best manual rating of at least A-X or better. Before entry into the Premises and before expiration of any policy, evidence of these coverages represented by Certificates of Insurance issued by the insurance carrier must be furnished to Landlord. Certificates of Insurance should specify the additional insured status, the waiver of subrogation, and that such insurance is primary, and any insurance by Landlord is excess. The Certificate of Insurance shall state that Landlord will be notified in writing thirty (30) days before cancellation, material change, or non-renewal of insurance.

20.2 During the entire Lease Term, Landlord agrees to maintain public liability insurance in such forms and amounts as Landlord shall determine. The cost of the insurance obtained under this SECTION 20.2 shall be an Operating Cost under ARTICLE 5 of this Lease.

ARTICLE 21.  CASUALTY INSURANCE

21.1 Tenant shall maintain fire and extended coverage insurance (full replacement value) with a business interruption and extra expense endorsements, on personal property and trade fixtures owned or used by Tenant.

21.2 Landlord shall maintain property insurance for the Building's replacement value, less a commercially reasonable deductible if Landlord so chooses including endorsements as determined by Landlord throughout the Lease Term on the Building (excluding Tenant's trade fixtures and personal property). At Landlord's option, the policy of insurance may include a business interruption insurance endorsement for loss of rents. The cost of the insurance obtained under this SECTION
         21.2 shall be an Operating Cost under ARTICLE 5 of this Lease.

ARTICLE 22.  DAMAGE AND DESTRUCTION OF PREMISES

22.1 If the Premises or the Building are damaged by fire or other casualty (a "CASUALTY"), Landlord shall use good faith efforts to deliver to Tenant within sixty (60) days after such Casualty a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

22.2 If a material portion of the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the commencement of repairs (the "REPAIR PERIOD"), then Tenant may terminate this

         Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

22.3 If a Casualty damages the Premises or a material portion of the Building and: (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period; (2) the damage to the Premises exceeds fifty percent (50%) of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two (2) years of the Term; (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical; or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

22.4 If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, other than building standard leasehold improvements Landlord shall not be required to repair or replace any Alterations or betterments within the Premises (which shall be promptly and with due diligence repaired and restored by Tenant at Tenant's sole cost and expense) or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Building, and Landlord's obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If this Lease is terminated under the provisions of this ARTICLE 22, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all alterations, improvements and betterments in the Premises (and, if Tenant has failed to maintain insurance on such items as required by this Lease, Tenant shall pay Landlord an amount equal to the proceeds Landlord would have received had Tenant maintained insurance on such items as required by this Lease).

22.5 If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless Tenant or a Tenant Permitee caused such damage, in which case, Tenant shall continue to pay Minimum Monthly Rent and all other rent without abatement and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Premises or the Building caused thereby to the extent that costs and expense is not covered by insurance proceeds.

ARTICLE 23.  EMINENT DOMAIN

23.1 If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

23.2 If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

23.3 If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in SECTION 22.5.

23.4 If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

ARTICLE 24.  ASSIGNMENT AND SUBLETTING

Tenant agrees not to assign, mortgage, or pledge this Lease, and shall not sublet the Premises without Landlord's prior written consent, which shall not be unreasonably withheld if Landlord does not elect to terminate this Lease as provided herein. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee's use is not suitable for the Building considering the business of the other tenants and the Building's prestige, or would result in a violation of another tenant's rights; (3) the proposed transferee is a governmental agency or occupant of the Project; (4) Tenant is in default after the expiration of the notice and cure periods in this Lease; or (5) any portion of the Premises or Building would likely become subject to additional or different laws as a consequence of the proposed assignment or subletting. Tenant shall not be entitled to receive any monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed sublease or assignment and Tenant's sole remedy shall be an action to enforce any provision through specific performance or declaratory judgment. Any attempted sublease or assignment in violation of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more subleases or assignments shall not operate as a waiver of Landlord's rights to approve any subsequent subleases or assignments. Any assignment or subletting hereunder shall not release or discharge Tenant of or from any liability under this Lease, and Tenant shall continue to be fully liable thereunder. As part of its request for Landlord's consent to a sublease or assignment, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed sublease, assignment and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within thirty (30) days of its receipt of the required information and documentation, either: (1) consent to the sublease or assignment by the execution of a consent agreement in a form reasonably designated by
Landlord or reasonably refuse to consent to the sublease or assignment in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to sublease or assign. Any such termination shall be effective on the proposed effective date the sublease or assignment for which Tenant requested consent. If Tenant shall assign or sublet the Lease or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do, then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees, which fee shall be no less than $500.00. Consent by Landlord to one assignment, subletting, occupation, or use by another person shall not be deemed to be consent to any subsequent assignment, subletting, occupation, or use by another person. Tenant shall pay fifty percent (50%) of all rent and other consideration which Tenant receives as a result of a sublease or assignment that is in excess of the Rent payable to Landlord for the portion of the Premises and Lease Term covered by the sublease or assignment. Tenant shall pay Landlord for Landlord's share of any excess within thirty (30) days after Tenant's receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary expenses directly incurred by Tenant attributable to the sublease or assignment (other than Landlord's costs and expenses), including brokerage fees, legal fees and construction costs. If Tenant is a corporation, an unincorporated association or a partnership, unless listed on a national stock exchange, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed an assignment of this Lease. Tenant agrees to immediately notify Landlord in writing of any change in its ownership. Notwithstanding anything in this Article 24 to the contrary, Tenant may assign or sublease all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the written consent of Landlord: (a) any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Tenant (an
"AFFILIATE"); (b) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (i) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (ii) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date of execution of this Lease; or (c) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date of execution of this Lease. Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building or the Complex, Landlord or other tenants of the Complex. No later than five (5) business days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (A) copies of the instrument effecting any of the foregoing Permitted Transfers, (B) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Permitted Transfer, and (C) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent assignments or subleases. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent assignments or subleases by a Permitted Transferee shall be subject to the terms of this Article 24.

ARTICLE 25.  SALE OF PREMISES BY LANDLORD

In the event of any sale of the Building or the property upon which the Building is located or any assignment of this Lease by Landlord (or a successor in title), the assignee or purchaser shall be deemed, without any further agreement between the parties, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease, and shall be substituted as Landlord for all purposes from and after the sale or assignment: and Landlord (or such successor) shall automatically be entirely freed and relieved of all liability under any and all of Landlord's covenants and obligations contained in this Lease or arising out of any act, occurrence, or omission occurring after such sale or assignment.

ARTICLE 26.  SUBORDINATION/ATTORNMENT/MODIFICATION/ASSIGNMENT

Tenant's interest under this Lease is subordinate to all terms of and all liens and interests arising under any ground lease, deed of trust, or mortgage now or hereafter placed on the Landlord's interest in the Premises, the Building, or the Project. Tenant consents to an assignment of Landlord's interest in this Lease to Landlord's lender as required under such financing. If the Premises or the Building is sold as a result of a default under the mortgage, or pursuant to a transfer in lieu of foreclosure, Tenant shall, at the mortgagee's, purchaser's or ground lessor's sole election, attorn to the mortgagee or purchaser. This Article is self-operative. However, Tenant agrees to execute and deliver, if Landlord, any deed of trust holder, mortgagee, or purchaser should so request, such further instruments necessary to subordinate this Lease to a lien of any mortgage or deed of trust, to acknowledge the consent to assignment and to affirm the attornment provisions set forth herein.

ARTICLE 27.  LANDLORD'S DEFAULT AND RIGHT TO CURE

Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty
(30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

ARTICLE 28.  ESTOPPEL CERTIFICATES

Tenant agrees at any time and from time to time upon request by Landlord, to execute, acknowledge, and deliver to Landlord, within ten (10) calendar days after demand by Landlord, a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications), (b) the dates to which the Minimum Monthly Rent and other rent and charges have been paid in advance, if any, (c) Tenant's acceptance and possession of the Premises, (d) the commencement of the Lease Term, (e) the rent provided under the Lease, (f) that Landlord is not in default under this Lease (or if Tenant claims such default, the nature thereof), (g) that Tenant claims no offsets against the rent, and (h) such other information as may be requested with respect to the provisions of this Lease or the tenancy created by this Lease. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

ARTICLE 29.  TENANT'S DEFAULT AND LANDLORD'S REMEDIES

29.1 Tenant will be in default under the Lease if any of the following occurs, and same shall be deemed an "EVENT OF DEFAULT":

         (a) If Tenant fails to pay the Minimum Monthly Rent or make any other payment required by the Lease within three (3) working days after Landlord sends Tenant a written notice or demand for payment, provided that such notice or demand is dated subsequent to the date such payment is due.

         (b) If Tenant assigns the Lease or mortgages its interest in the Lease or sublets any part of the Premises without first obtaining Landlord's written consent, as required by ARTICLE 24.

         (c) If Tenant abandons the Premises, or ceases to operate its business on the Premises, or becomes bankrupt or insolvent, or makes any general assignment of all or a substantial part of its property for the benefit of creditors, or if a receiver is appointed to operate Tenant's business or to take possession of all or a substantial part of Tenant's property.

         (d) If a lien attaches to the Lease or to Tenant's interest in the Premises, and Tenant fails to post a bond or other security or to have the lien released within ten (10) days of its notification thereof, or if a mortgagee institutes proceedings to foreclose its mortgage against Tenant's leasehold interest or other property and Tenant fails to have the foreclosure proceedings dismissed within ten (10) calendar days after the entry of any judgment or order declaring the mortgage to be valid and Tenant to be in default on the obligation secured thereby, or directing enforcement of the mortgage.

         (e) If Tenant fails to maintain any of the insurance as required by the Lease.

         (f) If Tenant breaches any other provision of the Lease and fails to cure the breach within fifteen (15) days after Landlord sends it written notice of the breach, or if the breach cannot be cured within fifteen (15) days, then if Tenant does not proceed with reasonable diligence to cure the breach within such additional time as may be reasonably necessary under the circumstances, not to exceed sixty (60) days.

29.2 If Tenant is in default, then Landlord may take any one or more of the following actions:

         (a) Landlord may re-enter and take possession of all or any part of the Premises and remove Tenant and any person claiming under Tenant from the Premises, using reasonable force, if necessary, and without committing a trespass or becoming liable for any loss or damage that may be occasioned thereby. Landlord may also change the locks to the Premises without notice at Tenant's expense. Re-entry and possession of the Premises will not by themselves terminate the Lease.

         (b) Landlord may remove any property, including fixtures, from the Premises and store the same at Tenant's expense in a warehouse or any other location, or Landlord may lease the Premises with the property on the Premises pending removal or other disposition. If Landlord leaves the property on the Premises or stores it at another location owned or controlled by Landlord, then Landlord may charge Tenant a reasonable fee for storing and handling the property comparable to what Landlord would have had to pay to a third party for such services. Landlord will not be liable under any circumstance to Tenant or to anyone else for any damage to the property. Provided that Tenant does not remove Tenant's property within twenty
                  (20) days after Landlord has taken possession of all or any part of the Premises, Landlord may proceed to sell Tenant's property, which shall be sold in accordance with the laws of the state in which the Premises are located.

         (c) Landlord may collect any rents or other payments that become due from any subtenant, concessionaire or licensee, and may in its own name or in Tenant's name bring suit for such amounts, and settle any claims therefor, without approving the terms of the sublease or Tenant's agreement with the concessionaire or licensee and without prejudice to Landlord's right to terminate the sublease or agreement without cause and remove the subtenant, concessionaire or licensee from the Premises.

         (d)      [Intentionally Deleted]

         (e) Landlord may relet the Premises at whatever rent and on whatever terms and conditions it deems advisable. The term of any new lease may be shorter or longer than the remaining term of this Lease. In reletting the Premises, Landlord may make any alterations or repairs to the Premises it feels necessary or desirable; may subdivide the Premises into more than one unit and lease each portion separately; may sell Tenant's improvements, fixtures and other property located on the Premises to the new tenant, or include such improvements, fixtures and property as part of the Premises without additional cost; may advertise the Premises for sale or lease; may hire brokers or other agents; and, may do anything else it deems necessary or helpful in reletting the Premises. Tenant will be liable to Landlord for all costs and expenses of the reletting including but not limited to rental concessions to the new tenant, broker's commissions and tenant improvements, and will remain liable for the Minimum Monthly Rent and all other charges arising under the Lease, less any income received from the new tenant, unless the Lease is terminated as set forth below. In the event an existing tenant of the project is moved into the Premises, Tenant will be liable for the damages suffered by Landlord (as calculated herein) as the result of the vacancy of the premises occupied by the existing tenant.

         (f) Landlord may terminate the Lease at any time after Tenant defaults by sending a written notice to Tenant expressly stating that the Lease is being terminated. Termination will be effective on the date of the notice or on any other date set forth in the notice. Until Landlord sends Tenant such a notice, the Lease will remain in full force and effect, and Tenant will remain liable for paying the Minimum Monthly Rent and other charges that come due under the Lease and for performing all other terms and conditions of the Lease. No other action by Landlord, including repossession of the Premises, removing or selling Tenant's separate property, reletting the Premises, or filing suit for possession or for damages, will terminate the Lease or release Tenant from its continuing liability for complying with the terms and conditions.

         (g) Landlord may recover from Tenant all costs and expenses Landlord incurs as a direct or indirect consequence of Tenant's breach, including the cost of storing and selling Tenant's property, reletting the Premises, and bringing suit against Tenant for possession or damages. If Landlord made or paid for any improvements to the Premises, or granted Tenant any improvement allowance or credit against the Minimum Monthly Rent or other charges due hereunder for Tenant's improvements, then Landlord shall also be entitled to recover the unamortized portion of the cost of such improvements or the amount of such allowance or credit, determined by multiplying the total amount of such cost or allowance or credit by a fraction, the denominator of which is the total number of months of the initial Lease Term and the numerator of which is the number of months of the Lease Term remaining at the time of Tenant's default. Also, if the Lease provides for any months for which no Minimum Monthly Rent or a reduced Minimum Monthly Rent is payable, or for any other rent concession to Tenant, then, upon default, Tenant shall become liable for the full amount of the Minimum Monthly Rent (or other rent concession), plus applicable taxes, for such months, and Landlord shall be entitled to recover as additional rent the amount that would have been payable by Tenant for such months if the Minimum Monthly Rent provided for herein had been payable by Tenant throughout the entire Lease Term. Unless Landlord terminates the Lease, Tenant will also remain liable for any difference between the Minimum Monthly Rent and other charges called for by the Lease and the rent and other charges collected by Landlord from any new tenant. For any month in which Landlord collects less from a successor tenant than is payable under this Lease, Landlord may demand that Tenant immediately make up the difference, and Landlord may bring suit against Tenant if Tenant fails to do so. If Landlord does terminate the Lease, then Tenant will no longer be liable on a continuing monthly basis for the Minimum Monthly Rent and other charges that would have become due under the Lease thereafter, but Tenant will remain liable for all sums accrued under the Lease to the date of termination, as well as for all costs and expenses incurred by Landlord, and any other damages sustained by Landlord, as a consequence of Tenant's breach. Also Landlord may recover from

                  Tenant the difference between the present value at the date of termination to the end of the Lease Term and the present value of the Minimum Monthly Rent and other charges Landlord could have obtained if Landlord had rented the Premises for the same period at its fair rental value at the end of termination. The present value of the amounts referred to in the preceding sentence shall be computed using a discount rate equal to the prime rate charged by Wells Fargo Bank (or its successor) at the date of termination.

         (h) Landlord may sue Tenant for possession of the Premises, for damages for breach of the Lease, and for other appropriate relief, either in the same or in separate actions. Landlord may recover all costs and expenses it incurs in any such suit, including reasonable attorneys' fees.

         (i) Landlord may exercise any other right or remedy available at law or in equity for breach of contract, damages or other appropriate relief. The rights and remedies described herein are cumulative, and Landlord's exercise of any one right will not preclude the simultaneous exercise of any other right or remedy.



29.3     [Intentionally Deleted]

ARTICLE 30.  TENANT'S RECOURSE

Anything in this Lease to the contrary notwithstanding, Tenant agrees to look solely to the estate and property of Landlord in the Building and the Project, subject to prior rights of any ground lessor, mortgagee, or deed of trust of the Building and the Project or any part thereof, for the collection of any judgment requiring the payment of money by Landlord in the event of any default by Landlord under this Lease. Tenant agrees that it is prohibited from using any other procedures for the satisfaction of Tenants' remedies. Neither Landlord nor any of its respective officers, directors, employees, heirs, successors, or assigns, shall have any personal liability of any kind or nature, directly or indirectly, under or in connection with this Lease.

ARTICLE 31.  HOLDING OVER

Subject to prior written consent by Landlord, if Tenant holds over after the Expiration Date, or any extension thereof, Tenant shall be a tenant at sufferance, the Minimum Monthly Rent shall be increased to 150% of the then current lease rate at the Building or the Tenant's lease rate at the time the Lease expired, whichever is higher, plus any amounts due under ARTICLE 5, which shall be payable in advance on the first day of such holdover period and on the first day of each month thereafter. Tenant will be considered to be on a month-to-month basis during any holdover period.

ARTICLE 32.  GENERAL PROVISIONS

32.1 This Lease is construed in accordance with the laws of the state in which the Premises are located.

32.2 If Tenant is composed of more than one person or entity, then the obligations of such entities or parties are joint and several.

32.3 If any term, condition, covenant, or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, conditions, covenants, and provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

32.4 The various headings and numbers herein and the grouping of the provisions of this Lease into separate articles and sections are for the purpose of convenience only and are not be considered a part hereof.

32.5     Time is of the essence of this Lease.

32.6 Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war (declared or undeclared), acts of terrorism, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

32.7 In the event either party initiates legal proceedings or retains an attorney to enforce any right or obligation under this Lease or to obtain relief for the breach of any covenant hereof, the party ultimately prevailing in such proceedings or the non-defaulting party shall be entitled to recover all costs and reasonable attorneys' fees.

32.8 This Lease, and any Exhibit or Addendum attached hereto, sets forth all the terms, conditions, covenants, provisions, promises, agreements, and undertakings, either oral or written, between the Landlord and Tenant. No subsequent alteration, amendment, change, or addition to this Lease is binding upon Landlord or Tenant unless reduced to writing and signed by both parties.

32.9 Subject to ARTICLE 24, the covenants herein contained shall apply to and bind the heirs, successors, executors, personal representatives, legal representatives, administrators, and assigns of all the parties hereto.

32.10 No term, condition, covenant, or provision of this Lease shall be waived except by written waiver of Landlord, and the forbearance or indulgence by Landlord in any regard whatsoever shall not constitute a waiver of the term, condition, covenant, or provision to be performed by Tenant to which the same shall apply, and until complete performance by Tenant of such term, condition, covenant, or provision, Landlord shall be entitled to invoke any remedy available under this Lease or by law despite such forbearance or indulgence. The waiver by Landlord of any breach or term, condition, covenant, or provision hereof shall apply to and be limited to the specific instance involved and shall not be deemed to apply to any other instance or to any subsequent breach of the same or any other term, condition, covenant, or provision hereof. Acceptance of rent by Landlord during a period in which Tenant is in default in any respect other than payment of rent shall not be deemed a waiver of the other default. Any payment made in arrears shall be credited to the oldest amount outstanding and no contrary application will waive this right.

32.11 The use of a singular term in this Lease shall include the plural and the use of the masculine, feminine, or neuter genders shall include all others.

32.12 Landlord's submission of a copy of this Lease form to any person, including Tenant, shall not be deemed to be an offer to lease or the creation of a lease unless and until this Lease has been fully signed and delivered by Landlord.

32.13 Every term, condition, covenant, and provision of this Lease, having been negotiated in detail and at arm's length by both parties, shall be construed simply according to its fair meaning and not strictly for or against Landlord or Tenant.

32.14 If the time for the performance of any obligation under this Lease expires on a Saturday, Sunday, or legal holiday, the time for performance shall be extended to the next succeeding day which is not a Saturday, Sunday, or legal holiday.

32.15 If requested by Landlord, Tenant shall execute written documentation with signatures acknowledged by a notary public, to evidence when and if Landlord or Tenant has met certain obligations under this Lease.

ARTICLE 33.  NOTICES

Wherever in this Lease it is required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall be in writing and shall be given or served and shall not be deemed to have been duly given or served unless (a) in writing; (b) either (1) delivered personally,
(2) deposited with the United States Postal Service, as registered or certified mail, return receipt requested, bearing adequate postage, or (3) sent by overnight express courier (including, without limitation, Federal Express, DHL Worldwide Express, Airborne Express, United States Postal Service Express Mail) with a request that the addressee sign a receipt evidencing delivery; and (c) addressed to the party at its address in SECTION 1.1. Either party may change such address by written notice to the other. Service of any notice or demand shall be deemed completed forty-eight (48) hours after deposit thereof, if deposited with the United States Postal Service, or upon receipt if delivered by overnight courier or in person.

ARTICLE 34.  BROKER'S COMMISSIONS

Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease other than Rare Space Inc. ("Rare Space"), acting as Tenant's agent who shall be paid a commission by Landlord pursuant to a separate agreement. Landlord represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease other than Trammell Crow Services, Inc. ("Trammell Crow"), acting as Landlord's agent. Tenant shall indemnify, defend and hold Landlord harmless for, from and against all costs, expenses, attorneys' fees, liens and other liabilities for commissions or other compensation claimed by any broker or agent claiming the same by, through or under Tenant, other than Rare Space. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.

ARTICLE 35.  INDEMNIFICATION/WAIVER OF SUBROGATION

35.1 Tenant shall indemnify, defend, and hold Landlord and any lender of Landlord harmless against all Claims (as defined below) and costs incurred by Landlord arising from: (a) any act or omission of Tenant or Tenant's Permittees which results in personal injury, loss of life, or property damage sustained in and about the Premises, the Building, or the Project; (b) attachment or discharge of a lien upon the Premises, the Building, or the Project; (c) Tenant's and Tenant's Permittees' use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Materials on, under, or about the Premises, the Building, or the Project; (d) any default of Tenant under this Lease; and (e) any claims for brokerage commissions or finder's fees in connection with this Lease (excepting commissions or fees authorized in writing by Landlord). As used in this Lease, "CLAIMS" means any claim, suit, proceeding, action, cause of action, responsibility, demand, judgment and execution, and attorneys' fees and costs related thereto or arising therefrom.

35.2 Tenant hereby releases, discharges, and waives any right of recovery from Landlord and Landlord's agents, directors, officers, and employees, and Landlord hereby releases, discharges, and waives any right of recovery from Tenant and Tenant's Permittees, from all Claims, liabilities, losses, damages, expenses, or attorneys' fees and costs incurred arising from or caused by any peril required to be covered by insurance obtained by Landlord or Tenant under this Lease, or covered by insurance in connection with (a) property on the Premises, the Building, or the Project; (b) activities conducted on the Premises, the Building, or the Project; and (c) obligations to indemnify under this Lease, regardless of the cause of the damage or loss. Landlord and Tenant shall give their respective insurance carriers notice of these waivers and shall secure an endorsement from each carrier to the effect that the waivers given in this ARTICLE 35 shall not adversely affect or impair the policies of insurance or prejudice the right of the named insured on the policy to recover thereunder. These waivers apply only to the extent such Claims, liabilities, losses, damages, expenses, or attorneys' fees are covered by insurance required pursuant to this Lease.

35.3 Notwithstanding anything in this Lease to the contrary, Landlord shall not be responsible or liable to Tenant for any Claims for loss or damage caused by the acts or omissions of any persons occupying any space elsewhere in the Building.

ARTICLE 36.  WAIVER OF TRIAL BY JURY

LANDLORD AND TENANT WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE OR THE USE AND OCCUPANCY OF THE PREMISES. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY TENANT, AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD OR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT TENANT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION, AS EVIDENCED BY ITS SIGNATURE BELOW.

ARTICLE 37.  USA PATRIOT ACT AND ANTI-TERRORISM LAWS

37.1 Tenant represents and warrants to, and covenants with, Landlord that neither Tenant nor any of its respective constituent owners or affiliates currently are, or shall be at any time during the Term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the "Anti-Terrorism Laws"), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the "Executive Order") and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the "USA Patriot Act").

37.2 Tenant covenants with Landlord that neither Tenant nor any of its respective constituent owners or affiliates is or shall be during the Term hereof a "Prohibited Person," which is defined as follows: (i) a person or entity that is listed in the Annex to, or is otherwise subject to, the provisions of the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Landlord is prohibited from dealing with or otherwise engaging in any transaction by any Anti-Terrorism Law, including without limitation the Executive Order and the USA Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or support "terrorism" as defined in Section 3(d) of the Executive Order;
         (v) a person or entity that is named as a "specially designated national and blocked person" on the then-most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn/
         t11sdn.pdf, or at any replacement website or other replacement official publication of such list; and (vi) a person or entity who is affiliated with a person or entity listed in items (i) through (v), above.

37.3 At any time and from time-to-time during the Term, Tenant shall deliver to Landlord, within ten (10) days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant's compliance with this Section 37.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                            [Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Lease as of the day and year first above written.

LANDLORD                                   TENANT

FLATIRON BOULDER OFFICE, INC.,             PATRON SYSTEMS, INCORPORATED,
a Texas corporation                        a Delaware corporation

By:   /s/ Terrell Boiko                    By:   /s/ Heidi Newton
   ---------------------------------          ----------------------------

Its:  Vice President                       Its:  V.P. Finance
    --------------------------------           ---------------------------

Date: 8/31/05                              Date: 8/24/05
     -------------------------------            --------------------------

                                           ATTEST:

                                           By:   /s/ Kathie Robinson
                                              ----------------------------
                                           Its:  Assistant Controller
                                               ---------------------------
                                           Date: 8/24/05
                                                --------------------------

                                   EXHIBIT "A"

                                    PREMISES

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

         The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

         1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building. Bicycles shall not be permitted in the offices, halls, corridors stairways, corridors and elevators of the Building. An exterior bicycle rack shall be provided by Landlord for tenant and guest use.

         2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

         3. No sign, picture, advertisement, name notice or other object shall be displayed or affixed off or to any part of the outside or inside of the Building (including all common areas mid facilities in the Building or the leased Premises (including the window sills) which is visible from outside of the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any object without notice to and at the expense of Tenant. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to include or exclude any others therefrom.

         4. Landlord may retain a passkey to the Premises. Tenant shall not alter any lock or install a new lock or deadbolt on any door of the Premises without the prior written consent of Landlord. Tenant shall not duplicate keys provided by Landlord. Additional keys shall be provided to Tenant by Landlord at Tenant sole expense. Loss and replacement of a card access key for Tenant or Tenant's employees shall be provided by Landlord at a charge of $10.00 each. If the card is found, no refund will be issued by Landlord, tenant shall upon termination of the Lease or of Tenant's possession, surrender all card access keys to the Premises to Landlord. Tenant may be assessed $10.00 for each card access key not surrendered to Landlord. Tenant shall notify Landlord of each employee no longer in their employ in order to reprogram access to the Building.

         5. If the Building is multi-tenant, movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

         6. If any Tenant desires to place in the Building any unusually heavy equipment including large files, safes and electronic data processing equipment shall first obtain written approval of Landlord for such placement within the Building including the location and the use of the Building elevators. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

         7. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No pets, birds or animals (other than seeing eye or hearing dogs) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

         8. No noise, including the playing of musical instruments, radio or television, vibration, or unpleasant odors which, in the judgment of the Landlord, might disturb other tenants or persons having business with them in the Building, shall be made or permitted by any Tenants, and no cooking shall be done in the Premises or the Building except as expressly approved by Landlord. All electrical equipment used by Tenants shall be U.L. approved. Nothing shall be done or permitted in Tenant's Premises, and nothing shall be brought into or kept in the Premises which would impair or interfere with any of the Building set-vices or the proper and economic heating cooling, cleaning or other servicing of the Building or the Premises or the use or enjoyment by any other Tenant within the Building. Tenant may have a microwave oven in its suite.

         9. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws).

         10. In the event janitorial services become necessary under Section 8(b)(ii), Tenant shall permit the janitor, who shall be bonded and approved by Landlord, to clean their Premises. Landlord shall not be responsible for lost or stolen personal property, equipment money or any article taken from the Premises or Building, regardless of how or when loss occurs when the area is locked against entry or not. In the event Tenant must dispose of boxes, etc. which will not fit into office wastepaper baskets, Tenant shall clearly mark them "TRASH" Tenant shall not leave any refuse in the public corridors or other areas of the Building for disposal.

         11. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, other than those used for Tenant's employees.

         12. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

         13. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

         14. Tenant shall not permit its employees, invitees or guests to smoke in the Premises or the lobbies, passages, corridors, elevators, vending rooms, rest rooms, stairways or any other area shared in common with other tenants in the Building. Nor shall the tenant permit its employees, invitees, or guests to loiter at the Building entrances for the purposes of smoking. Landlord may, but shall not be required to, designate an area for smoking outside the Building.

         15. Canvassing, soliciting or peddling in or about the Premises or the Property is prohibited and Tenant shall cooperate to prevent same, and Tenant shall not do any act tending to injure the reputation of the Building or the Premises.

         16. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of the Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building, or causes or creates a public nuisance.

         17. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of tenant except as Tenant's business address without the prior written consent of Landlord.

         18. Tenant shall not have access to the roof of the Building, nor make any installations upon or through the roof, walls or plenums of the Building without prior written consent of the Landlord. If any tenant desires radio signal, communication antenna satellite dish, alarm or other utility or service connection installed or changed, such work shall be done at the expense of Tenant, with prior written lien consent it by Landlord. Landlord reserves the right to disconnect any such installation when, in Landlord's opinion, such installation apparatus interferes with the proper operation of the Building or systems within the Building.

         19. All large supplies, goods, materials, packages, equipment furniture and all such items of every kind are to be delivered through the dock and to the Tenant's space through the freight elevator only. All such items moved in or out of the Building shall be done at such time and in such manner as designed by Landlord. All hand trucks shall be equipped with rubber tires only.

         20. Tenant shall not permit any contractor or other person to make any alterations, additions, repairs or installations within the Premises nor to use life hallways, lobbies or corridors as storage or work areas without the prior approval of Landlord Tenant shall use Building approved contractors through the services of the Landlord unless otherwise agreed to in writing.

         21. Tenant agrees to use chair pads to be furnished by Tenant under all rolling and ordinary desk chairs in the carpeted areas throughout the Premises.

         22. Tenant shall give Landlord prompt notice of all accidents to or problems with air conditioning, heating venting, plumbing or electrical equipment in their Premises or common areas of the Building. All plumbing fixtures, including, but not limited to water closets, waste lines, sinks and dishwashers installed within the Tenant Premises shall be the responsibility of the Tenant after any and all warranty periods; however, Landlord shall repair at Tenant's sole expense.

         23. Landlord reserves the right by written notice to Tenant to rescind, modify or waive any rule or regulation at any time prescribed for the Building when, in Landlord's reasonable judgment it is necessary, desirable or proper for the best interest or the Building and its tenants.

                                    EXHIBIT C

                                PARKING AGREEMENT

         During the initial Term, Tenant and its employees shall have the right to use up to Twenty (20) total surface, unreserved parking spaces, at no charge for the Term of the Lease, subject to the terms and conditions of this Lease and to reasonable Rules and Regulations prescribed from time to time by Landlord, including the designation of specified areas in which automobiles operated by Tenant and its employees shall be parked. Upon request of Landlord, Tenant shall furnish to Landlord a complete list of the license numbers of all automobiles operated by Tenant and its employees.

         Landlord reserves the right to enter into an agreement for the management of the parking structure. In the event Landlord enters into such parking structure management agreement, Tenant shall enter into a parking agreement directly with the company which manages the parking garage associated with the Building and Landlord agrees to use commercially reasonable efforts to preserve any pre-existing parking privileges of Tenant as contained herein. Tenant acknowledges that a default by Tenant under the Lease shall be a default under such parking agreement, and a default under such parking agreement shall be a default under the Lease.

                                  RESTRICTIONS

o        Damage caused by vehicles is the responsibility of vehicle owner.
o        Landlord is not responsible for theft or damage to any vehicle.
o Landlord is not responsible for water damage from leaks in the garage or any surface parking area.
o Landlord is not responsible for damage due to height limitations of garage.
o        Vehicles not to exceed 2 miles per hour speed limit in the garage.
o Vehicles that leak excessive fluids will be required to protect parking surface.
o        Mechanical repairs to vehicles are not permitted on property.
o Large or oversize vehicles such as motor homes, boats or trailers are not permitted.
o No parking in fire lanes, loading zones or any other areas not designated as a parking space.
o Landlord, at Landlord's sole discretion, may add or modify the parking rules.
o Landlord reserves the right to relocate the location of reserved spaces from time to time.
o Rental for reserved spaces shall be paid to Landlord by Tenant along with, and on the same due date as, the Minimum Monthly Rent.


Violations of rules & regulations may result in towing from the Project. Towing from the Project can only be ordered by Landlord or Landlord's property manager. Charges for towing are to be paid by vehicle owner.

                                   EXHIBIT "D"

                   TENANT IMPROVEMENTS: LIMITED SCOPE OF WORK

                          (LANDLORD PERFORMS THE WORK)

         1. ACCEPTANCE OF PREMISES. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

         2. SCOPE OF WORK. Landlord, at its expense, shall perform the following work in the Premises (the "WORK") in substantial accordance with that specific space plan dated August 3, 2005 by McDermott (including repainting the existing painted walls in the Premises with Building-standard paint in Tenant's choice of color in Building-standard quantities and installing Building-standard carpet and base in the Premises in Tenant's choice of color) attached as SCHEDULE 1 hereto (the "SPACE PLANS"). Other than as set forth on the Space Plans, Landlord shall have no obligations for the completion or remodeling of the Premises. Landlord's approval of the Space Plans shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Laws, but shall merely be the consent of Landlord thereto. Within three (3) Business Days after the date of this Lease, Tenant shall select all Building-standard materials to be incorporated into the Work and give written notice of such selection to Landlord.

         3. WORKING DRAWINGS. If the scope of the Work so requires, Landlord's architects and engineers will prepare architectural, mechanical and electrical working drawings for the Premises that are consistent with the Space Plans (the "WORKING DRAWINGS"). Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. After the Working Drawings have been approved, Landlord shall cause the Work to be performed in substantial accordance with the Working Drawings, using contractors and subcontractors selected by Landlord.

         4. CHANGE ORDERS. Tenant may initiate changes in the Work. Each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed; however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (1) the Building's exterior walls, roof, elevator shafts (if any), footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams or the Premises' and Building's HVAC, life-safety, plumbing, electrical, and mechanical systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building's Common Areas or elevator lobby areas (if any), or
(b) if any such requested change might delay the Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Tenant shall, upon completion of the Work, furnish Landlord with an accurate architectural
"as-built" plan of the Work as constructed, which plan shall be incorporated into this EXHIBIT D by this reference for all purposes.

         5. DEFINITIONS. As used herein, a "TENANT DELAY DAY" shall mean each day of delay in the performance of the Work that occurs (a) because of Tenant's failure to timely deliver or approve any required documentation such as any design or space plans, (b) because of any change by Tenant to any design, Space Plans or Working Drawings, (c) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (d) because Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees otherwise delays completion of the Work. As used herein "SUBSTANTIAL COMPLETION," "SUBSTANTIALLY COMPLETED," and any derivations thereof mean the Work in the Premises has been performed in substantial accordance with the Scope of Work in
Section 2 above, as reasonably determined by Landlord (other than any details of construction, mechanical adjustment or other similar matter, the noncompletion of which does not materially interfere with Tenant's use or occupancy of the Premises).

         6. WALK-THROUGH; PUNCHLIST. When Landlord considers the Work in the Premises to be Substantially Completed, Landlord will notify Tenant and within three (3) Business Days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within thirty (30) days after agreement thereon; however, Landlord shall not be obligated to engage overtime labor in order to complete such items.

         7. COSTS. Landlord shall bear the entire cost of performing the Work depicted on the Space Plans initially submitted to and approved by Landlord. Tenant shall bear the entire additional costs incurred by Landlord in performing the Work because of any event specified in clause 4, 5.(a), 5.(b), 5.(c), or 5.(d) of this Exhibit. Tenant shall pay Landlord an amount equal to fifty percent (50%) of the estimated additional costs of any change to the Space Plans or the Working Drawings at the time of such change; Tenant shall pay to Landlord the remaining portion of additional costs incurred in performing the Work because of an event specified in clauses 4, 5.(a), 5.(b), 5.(c), or 5.(d) of this Exhibit upon Substantial Completion of the Work. In consideration for Landlord's management and supervision for services performed in connection with clauses 4, 5.(a), 5.(b), 5.(c), or 5.(d), Tenant shall pay to Landlord a construction management fee equal to three percent (3%) of the additional costs specified in this SECTION 7.

         8. CONSTRUCTION REPRESENTATIVES. Landlord's and Tenant's representatives for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:


Landlord's Representative:          Trammell Crow Company
                                    c/o John Osborne
                                    8390 E Crescent Pkwy, Suite 300
                                    Greenwood Village, CO 80111
                                    Telephone: (303) 842-1977
                                    Telecopy: (303) 889-5880

Tenant's Representative:            _____________________________________
                                    c/o _________________________________
                                    _____________________________________
                                    Telephone: __________________________
                                    Telecopy: ___________________________

         9. MISCELLANEOUS. To the extent not inconsistent with this Exhibit, SECTIONS 11 and 12 of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                             SCHEDULE 1 TO EXHIBIT D


                                  (SPACE PLANS)

                                    EXHIBIT E

                        CONFIRMATION OF COMMENCEMENT DATE


                              ______________, 200_

___________________________
___________________________
___________________________
___________________________

Re: Lease Agreement (the "Lease") dated _____________, 200__, between Flatiron Boulder Office, Inc., a Texas corporation ("Landlord"), and Patron Systems, Incorporated, a Delaware corporation ("Tenant"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

         Landlord and Tenant agree as follows:

         1. CONDITION OF PREMISES. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects except for the punchlist items described on EXHIBIT E-1 hereto (the "PUNCHLIST ITEMS"), and except for such Punchlist Items, Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

         2. COMMENCEMENT DATE. The Commencement Date of the Lease is __________, 200__.

         3. EXPIRATION DATE. The Term is scheduled to expire on the last day of the ___ full calendar month of the Term, which date is ______________, 200__.

         4. CONTACT PERSON. Tenant's contact person in the Premises is:
                           ____________________________________________
                           ____________________________________________
                           ____________________________________________
                           Attention: _________________________________
                           Telephone:__________________________________
                           Telecopy:___________________________________

         5. RATIFICATION. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

         6. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.

         Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

                                             Sincerely,


                           FLATIRON BOULDER OFFICE, INC., a Texas corporation

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------
Agreed and accepted:

PATRON SYSTEMS, INCORPORATED,
a Delaware corporation

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                   EXHIBIT E-1

                                 PUNCHLIST ITEMS


Please insert any punchlist items that remain to be performed by Landlord. If no items are listed below by Tenant, none shall be deemed to exist.

                                    EXHIBIT F

                                 RENEWAL OPTION

         If Tenant has not committed more than two (2) Events of Default at any time during the Term and there is no existing Event of Default at the time it exercises its renewal option or at the commencement of the extended Term, and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one (1) additional period of Three (3) years, by delivering written notice of the exercise thereof to Landlord not earlier than twelve (12) months nor later than nine (9) months before the expiration of the Term. The Base Rent payable for each month during such extended Term shall be the prevailing rental rate (the "Prevailing Rental Rate"), at the commencement of such extended Term, for renewals of space in the Building or Complex, if applicable, of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account. Within thirty (30) days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Base Rent, if any, and the other terms and conditions offered. Tenant shall, within ten (10) days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

         (a) Base Rent shall be adjusted to the Prevailing Rental Rate;

         (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing;

         (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; and

         (d) Tenant shall pay for the parking spaces which it is entitled to use at the rates from time to time charged to patrons of the parking area and/or any other parking area associated with the Building during the extended Term (plus all applicable taxes).

         If Tenant rejects Landlord's determination of the Prevailing Rental Rate, or fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease.

         Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises unless in connection with a Permitted Transfer, (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, or (4) Landlord determines, in its sole but reasonable discretion, that Tenant's financial condition or creditworthiness has materially deteriorated since the date of this Lease.

                                    EXHIBIT G

                              RIGHT OF FIRST OFFER

         Subject to then-existing renewal or expansion options of other tenants for the Offer Space (or, even if not a right under such tenant's lease, the renewal of a lease of any tenant by Landlord for the Offer Space (hereinafter defined)) ("PRIOR RIGHTS"), and provided no Event of Default then exists, Landlord grants Tenant continuous right of first offer (the "RIGHT OF OFFER") to lease those approximately 2,921 rentable square feet of space located on the second (2nd) floor of the Building contiguous to the Premises and known as Suite 207 (the "OFFER SPACE") as it becomes available to lease throughout the Extension Term hereof, on the following basis:

         (a) Once the Offer Space becomes available (subject to the rights of tenants with Prior Rights), Landlord shall, prior to offering or accepting an offer for the same to any party (other than tenants with Prior Rights), first offer to lease to Tenant the Offer Space in an "AS-IS" condition; such offer shall be in writing and specify the lease terms for the Offer Space, including the rent to be paid for the Offer Space and the date on which the Offer Space shall be included in the Premises (the "OFFER NOTICE"). However, such offer shall be on terms no less favorable to Tenant than would be offered to any third party prospective tenant in the market. Tenant shall notify Landlord in writing whether Tenant elects to lease the entire Offer Space on the terms set forth in the Offer Notice, within ten (10) days after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to the Lease, effective as of the date the Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Lease; however, Tenant shall accept the Offer Space in an "AS-IS" condition and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except as specifically provided in the Offer Notice. Landlord and Tenant hereby acknowledge and agree that in addition to the Prior Rights, the Offer Space shall not be deemed to become available if the space is: (1) assigned or subleased by the current tenant of the space; (2) the current tenant by renewal, extension, or renegotiation has extended and continued its current lease by rights existing as of the Commencement Date or the current tenant is in a holdover status; or (3) vacant and not leased to a tenant as of the date of this Lease.

         (b) If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease all or a portion of the Offer Space to third parties on such terms as Landlord may elect. Tenant may not exercise its rights under this Exhibit if an Event of Default exists or Tenant is not then occupying the entire Premises. For purposes hereof, if an Offer Notice is delivered for less than all of the Offer Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the Offer Space, then such remaining portion of the Offer Space shall thereafter be excluded from the provisions of this Exhibit. In no event shall Landlord be obligated to pay a commission with respect to any space leased by Tenant under this Exhibit, and Tenant shall indemnify, defend, and hold Landlord harmless from and against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under Tenant.

         (c) Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, (c) Tenant's current financial condition fails to meet and satisfy the financial criteria that Landlord generally uses to lease space to tenants reasonably acceptable to Landlord, or (d) less than two (2) full calendar years remain in the initial Term of this Lease.


                                      G-1